U.S. Gold Corp. (f/k/a Dataram Corporation) hereby fully retracts the statements made regarding John Freeman in its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2015 and in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 11, 2015, as a part of a mediated settlement.